UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 30, 2023

Date of Report (Date of earliest event reported)

U-Haul Holding Company

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

N/A

_____________________________________________________________________________

(Former Name, Former Address, and Former Fiscal Year, if Changed Since Last Report)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	New York Stock Exchange
Common Stock, $0.001 par value	UHAL.B	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item   2.02Results of Operations and Financial Condition

On May 30, 2023, U-Haul Holding Company (the “Company“) issued a press release announcing its financial results for the year ended March 31, 2023. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 2.02 and shall not be deemed “filed“ for purposes of Section 18 of the Securities and Exchange Act of 1934, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, unless expressly set forth by specific reference in such document.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release dated May 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Haul Holding Company

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Date: May 30, 2023